Exhibit 10.60

NINTH AMENDMENT AGREEMENT

NINTH AMENDMENT AGREEMENT (this “Agreement”) dated as of February 25, 2009, by and among United Natural Foods, Inc. and Albert’s Organics, Inc. (collectively, the “Borrowers”), and Bank of America, N.A., as successor to Fleet Capital Corporation (the “Lender”), with respect to the Term Loan Agreement dated as of April 28, 2003, as amended by an Amendment to Term Loan Agreement dated August 26, 2003, a Second Amendment to Term Loan Agreement dated December 18, 2003, a Third Amendment to Term Loan Agreement dated April 30, 2004, a Fourth Amendment to Term Loan Agreement dated June 15, 2005, a Fifth Amendment to Term Loan Agreement dated July 28, 2005, a Sixth Amendment to Term Loan Agreement dated November 2, 2007, a Seventh Amendment to Term Loan Agreement dated November 27, 2007 and an Eighth Amendment Agreement dated as of May 28, 2008 (as amended, the “Term Loan Agreement”).

W I T N E S S E T H:

WHEREAS, the Borrowers have requested that the Lender amend certain other provisions of the Term Loan Agreement, and the Lender is willing to amend the Term Loan Agreement, on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

§1.           Definitions.  Capitalized terms used herein without definition that are defined in the Term Loan Agreement shall have the meanings given to such terms in the Term Loan Agreement, as amended hereby.

§2.           Representations and Warranties; Acknowledgment.  The Borrowers hereby represent and warrant to the Lender as follows:

(a)           Each of the Borrowers has adequate power to execute and deliver this Agreement and each other document to which it is a party in connection herewith and to perform its obligations hereunder or thereunder.  This Agreement and each other document executed in connection herewith have been duly executed and delivered by each of the Borrowers and do not contravene any law, rule or regulation applicable to any Borrower or any of the terms of any other indenture, agreement or undertaking to which any Borrower is a party.  The obligations contained in this Agreement and each other document executed in connection herewith to which any of the Borrowers is a party, taken together with the obligations under the Loan Documents, constitute the legal, valid and binding obligations enforceable against any such Borrower in accordance with their respective terms.

(b)           After giving effect to the transactions contemplated by this Agreement, all the representations and warranties made by the Borrowers in the Loan Documents are true and correct on the date hereof as if made on and as of the date hereof and are so repeated herein as if expressly set forth herein or therein, except to the extent that any of such representations and warranties expressly relate by their terms to a prior date.

(c)           No Event of Default under and as defined in any of the Loan Documents has occurred and is continuing on the date hereof.

§3.           Amendments to Term Loan Agreement. The Term Loan Agreement is hereby amended as follows:

3.1.           Amendments to Appendix A.

The definitions of “Permitted Purchase Money Indebtedness”, “Plan” and “Subordinated Debt” are hereby amended and restated in their entirety to read as follows:

“Permitted Purchase Money Indebtedness – Purchase Money Indebtedness and Capitalized Lease Obligations of Borrowers or Guarantors incurred after the date hereof which is secured solely by a Purchase Money Lien.”

“Plan – an employee benefit plan now or hereafter maintained for employees of Borrowers or their Subsidiaries that is covered by Title IV of ERISA.”

“Subordinated Debt – Indebtedness of Borrowers or their Subsidiaries that is subordinated to the Obligations in a manner satisfactory to Lender.”

Clause (i) of the definition of Restricted Investment is hereby amended and restated in its entirety to read as follows:

“(i)  investments in Subsidiaries of UNF which are Borrowers or Guarantors;”

3.2.           Amendment to Section 5.1.4.

Clause (iv) of Section 5.1.4 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(iv) the number of authorized, issued and treasury shares or membership interests, as the case may be, of each such Borrower and each Subsidiary of each such Borrower.”

3.3.           Amendment to Section 5.1.11.

Section 5.1.11 of the Term Loan Agreement is hereby amended by deleting “.” from the end of such Section and inserting the following at the end of such Section:

“other than as set forth on Exhibit M hereto.”

3.4.           Amendment to Section 6.1.3.

Section 6.1.3 of the Term Loan Agreement is hereby amended by deleting “and” from the end of clause (iv), renumbering clause (v) as clause (vi) and inserting a new clause (v) to read as follows:

“(v)           contemporaneously with any Permitted Acquisition, a report supplementing, on a cumulative basis, Exhibit B, Exhibit C, Exhibit D, Exhibit E, Exhibit F and Exhibit I containing a description of all changes in the information included in such Exhibits as may be necessary for such Exhibits to be accurate and complete, such report to be signed by the chief executive officer or chief financial officer of UNF and to be in a form reasonably satisfactory to the Agent; and”

3.5.           Amendment to Section 6.1.6.

Section 6.1.6 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“6.1.6.  Taxes and Liens.  Pay and discharge, and cause each Subsidiary to pay and discharge, all taxes, assessments and government charges upon it, its income and Property as and when such taxes, assessments and charges are due and payable, unless and to the extent only  that such taxes, assessments and charges are being contested in good faith and by appropriate proceedings and Borrowers maintain, and cause each Subsidiary to maintain, reasonable reserves on their books therefor.  Borrowers shall also pay and discharge, and shall cause each Subsidiary to pay and discharge, any lawful claims which, if unpaid, might become a Lien against any of the Borrowers’ or their Subsidiaries’ Property except for Permitted Liens.”

3.6.           Amendment to Section 6.1.10.

Section 6.1.10 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“6.1.10.  Compliance with Laws.  Comply, and cause each Subsidiary to comply, with all laws, ordinances, governmental rules and regulations to which it is subject, and obtain and keep in force any and all licenses, permits, franchises, or other governmental authorizations necessary to the ownership of its Real Property or the conduct of its business, which violation or failure to obtain might materially and adversely affect the business, prospects, profits, properties, or condition (financial or otherwise) of the Borrowers and their Subsidiaries, taken as a whole.”

3.7.           Amendment to Section 6.1.11.

Section 6.1.11 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“6.1.11.  ERISA Compliance.  (i) At all times make, and cause each Subsidiary to make, prompt payment of contributions required to meet the minimum funding standard set forth in ERISA with respect to each Plan; and (ii) notify Lender as soon as practicable of any Reportable Event and of any additional act or condition arising in connection with any Plan which the Borrowers believe might constitute grounds for the termination thereof by the Pension Benefit Guaranty Corporation or for the appointment by the appropriate United States District Court of a Trustee to administer the Plan.”

3.8.           Amendment to Section 6.1.12.

Section 6.1.12 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“6.1.12.  Appraisals.  At Lender’s request, but no more often than once every three years, obtain subsequent appraisals or updates to the Original Appraisals of the Real Property, at Borrowers’ expense, in form and substance satisfactory to Lender until such time as the Obligations are paid in full, provided however, (i) after an Event of Default occurs, (ii) if at any time Lender believes, for any reason, that the fair market value of the Real Property may have decreased or (iii) after a material casualty or condemnation occurs with respect to any of the Real Property and Lender is obligated to release insurance proceeds or condemnation awards to Borrowers or their Subsidiaries, Borrowers shall be required to obtain, and shall cause their Subsidiaries to obtain, any and all such appraisals or updates as requested by Lender.”

3.9.           Amendment to Section 6.2.2.

Section 6.2.2 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“6.2.2.  Loans.  Make, or permit any Subsidiary of Borrowers to make, any loans or other advances of money (other than for salary, travel advances, advances against commissions and other similar advances in the ordinary course of business or as existing on the Closing Date and disclosed on Exhibits hereto) to any Person; provided, however, that Borrowers and Guarantors may accept promissory notes for loans to their customers in the normal course of business to the extent not prohibited by the terms of this Agreement and Borrowers may make loans or other advances of money between and among the Borrowers and the Guarantors in the ordinary course of business.”

3.10.           Amendment to Section 6.2.3.

Section 6.2.3(vii) of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“(vii)           Unsecured Indebtedness incurred among the Borrowers and the Guarantors;”

3.11.           Amendments to Section 6.2.5.

Clauses (iii), (vii) and (viii) of Section 6.2.5 of the Term Loan Agreement are hereby amended and restated in their entirety to read as follows:

“(iii)           Liens arising in the ordinary course of Borrowers’ or Guarantors’ business by operation of law or regulation, but only if payment in respect of any such Lien is not at the time required and such Liens do not, in the aggregate, materially detract from the value of the Property of Borrowers and their Subsidiaries or materially impair the use thereof in the operation of Borrowers’ and their Subsidiaries’ business;”

“(vii)           attachment, judgment, and other similar non-tax liens arising in connection with court proceedings, but only if and for so long as the execution or other enforcement of such liens is and continues to be effectively stayed and bonded on appeal, the validity and amount of the claims secured thereby are being actively contended in good faith and by appropriate lawful proceedings and such liens do not, in the aggregate, materially detract from the value of the Property of the Borrowers or their Subsidiaries or materially impair the use thereof in the operation of the Borrowers’ and their Subsidiaries’ business;”

“(viii)           reservations, exceptions, easements, rights of way, and other similar encumbrances affecting real property, provided that, in Lender’s sole judgment, they do not in the aggregate materially detract from the value of said Properties or materially interfere with their use in the ordinary conduct of  the Borrowers’ or their Subsidiaries’ business and, if said real property constitutes Collateral, Lender has consented thereto; and”

3.12.           Amendment to Section 6.2.6.

Section 6.2.6 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“6.2.6.  Subordinated Debt.  Issue or enter into, or permit any Subsidiary to issue or enter into, any agreement to issue Subordinated Debt except upon terms and provisions relating to the maturity and repayment thereof and terms relating to the subordination of payment thereof to the Obligations, in each case reasonably acceptable to the Lender.”

3.13.           Amendment to Section 6.2.11.

Section 6.2.11 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“6.2.11.  Tax Consolidation.  File or consent to the filing of, or permit any Subsidiary to file or consent to the filing of, any consolidated income tax return with any Person other than a Subsidiary of Borrowers.”

3.14.           Amendment to Section 6.2.12.

Section 6.2.12 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“6.2.12.  Business Locations.  Transfer, or permit any Subsidiary to transfer, its principal place of business or chief executive office, or open, or permit any Subsidiary to open, any new business location, except upon at least thirty (30) days prior written notice to Lender and after delivery to Lender of financing statements if required by Lender in form satisfactory to Lender to perfect or continue the perfection and priority of Lender’s Lien and security interest hereunder.”

3.15.           Amendment to Section 6.2.13.

Section 6.2.13 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“6.2.13.  Guaranties.  Except as set forth in Exhibit M hereto, guaranty, assume, endorse or otherwise, in any way, become directly or contingently liable with respect to, or permit any Subsidiary to guaranty, assume, endorse or otherwise, in any way, become directly or contingently liable with respect to, the Indebtedness of any Person except by endorsement or instrument or items of payment for deposit or collection, provided, however, that the Borrowers may (a) enter into guaranties in the ordinary course of business of indebtedness and obligations incurred by Borrower and their Subsidiaries and (b) make payments (but not prepayments) of principal and interest when due under the terms of the ESOP Notes to the extent that no Default or Event of Default shall have occurred and be continuing at the time of or hereafter giving effect to any such payment (c) guaranties on an unsecured basis of the obligations of Subsidiaries established to make acquisitions or investments permitted under Subsection 6.2.1 hereof.”

3.16.           Amendment to Section 6.2.15.

Section 6.2.15 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“6.2.15.  Subsidiaries.  Hereafter create any Subsidiary, or permit any Subsidiary to create any other Subsidiary, except as provided in Subsection 6.2.1 hereof.”

3.17.           Amendment to Section 6.2.16.

Section 6.2.16 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“6.2.16.  Change of Business.  Enter into, or permit any Subsidiary to enter into, any new business or make, or permit any Subsidiary to make, any material change in any of Borrowers’ or their Subsidiaries’ business objectives, purposes and operations.”

3.18.           Amendment to Section 6.2.17.

Section 6.2.17 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“6.2.17.  Names of Borrowers and Subsidiaries.  Use, or permit any Subsidiary to use, any entity name (other than its own) or any fictitious name, trade style or “d/b/a” except for the names disclosed on Exhibit E attached hereto.”

3.19.           Amendment to Section 6.2.18.

Section 6.2.18 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“6.2.18.  Use of Lender’s Name.  Without prior written consent of Lender, use, or permit any Subsidiary to use, the name of Lender or the name of any Affiliates of Lender in connection with any of the Borrowers’ or their Subsidiaries’ business or activities, except in connection with internal business matters, as required in dealings with governmental agencies and financial institutions and to trade creditors of the Borrowers or their Subsidiaries solely for credit reference purposes.”

3.20.           Amendment to Section 6.2.19.

Section 6.2.19 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“6.2.19.  Margin Securities.  Own, purchase or acquire (or enter into any contracts to purchase or acquire), or permit any Subsidiary to own, purchase or acquire (or enter into any contracts to purchase or acquire), any “margin security” as defined by any regulation of the Federal Reserve Board as now in effect or as the same may hereafter be in effect unless, prior to any such purchase or acquisition or entering into any such contract, Lender shall have received an opinion of counsel satisfactory to Lender that the effect of such purchase or acquisition will not cause this Agreement to violate regulations (G) or (U) or any other regulations of the Federal Reserve Board then in effect.”

3.21.           Amendment to Section 6.2.20.

Section 6.2.20 of the Term Loan Agreement is hereby amended and restated in its entirety to read as follows:

“6.2.20.  Fiscal Year.  Change the fiscal year of Borrowers or any of Borrowers’ Subsidiaries, or permit any Subsidiary to change its fiscal year or the fiscal year of any other Subsidiary of Borrowers.”

3.22.           Amended Exhibits.

Exhibits B, C, D, E, F, I and M to the Term Loan Agreement are hereby amended and restated as set forth on Exhibits B, C, D, E, F, I and M, respectively, attached to this Agreement.

§4.           Ratification, etc.  All of the obligations and liabilities to the Lender as evidenced by or otherwise arising under the Term Loan Agreement and the other Loan Documents, are, by the Borrowers’ execution of this Agreement, ratified and confirmed in all respects.  In addition, by each Borrower’s execution of this Agreement, such Borrower represents and warrants that neither it nor any of its Subsidiaries has any counterclaim, right of set-off or defense of any kind with respect to such obligations and liabilities.  This Agreement and the Term Loan Agreement shall hereafter be read and construed together as a single document, and all references in the Term Loan Agreement or any related agreement or instrument to the Term Loan Agreement shall hereafter refer to the Term Loan Agreement as amended by this Agreement.

§5.           Conditions to Effectiveness.  The effectiveness of the amendments set forth in Section 3 of this Agreement are subject to the prior satisfaction of the following conditions precedent (the date of such satisfaction herein referred to as the “Ninth Amendment Effective Date”):

(a)           Representations and Warranties.  The representations and warranties of the Borrowers contained herein shall be true and correct.

(b)           No Event of Default.  There shall exist no Default or Event of Default.

(c)           Corporate or Limited Liability Company Action.  The Lender shall have received evidence reasonably satisfactory to the Lender that all requisite corporate or limited liability company, as applicable, action necessary for the valid execution, delivery and performance by the Borrowers of this Agreement and all other instruments and documents delivered by the Borrowers in connection herewith has been taken.

(d)           Delivery of this Agreement.  The Borrowers and the Lender shall have executed and delivered this Agreement and each Guarantor shall have acknowledged its acceptance of or agreement to this Agreement and its ratification of the continuing effectiveness of its Guaranty.

(e)           Guarantor Reaffirmation; Guaranties.  Each of the Guarantors shall have reaffirmed their respective obligations under their respective Guaranty Agreements pursuant to reaffirmation agreements each in form and substance satisfactory to the Lender.  Each of Fantastic Foods, Inc. and Mt. Vikos, Inc. shall have executed a Guaranty Agreement in respect of the Obligations, in each case in form and substance satisfactory to the Lender.

(f)           Payment of Expenses.  The Borrowers shall have paid to the Lender  all amounts payable to the Lender under §6 hereof.

(h)           Amendment of Working Capital Facility.  The Working Capital Facility shall have been amended by an amendment in form and substance satisfactory to the Lender.

(j)           Participant Consents.  The Lender shall have received the written consent of each participant in the Term Loan to the provisions of this Agreement.

(k)           Other Documents.  The Borrowers shall have executed and delivered such other documents, and taken such other action, as may be reasonably requested by the Lender in connection with this Agreement.

(l)           Amendment Fee.  The Borrowers shall have paid to the Lender an amendment fee of 0.125% of the aggregate principal amount of the Loans.

§6.           Expenses, Etc.  Without limitation of the amounts payable by the Borrowers under the Term Loan Agreement and other Loan Documents, the Borrowers shall pay to the Lender and its counsel upon demand an amount equal to any and all out-of-pocket costs or expenses (including reasonable legal fees and disbursements and appraisal expenses) incurred by the Lender in connection with the preparation, negotiation and execution of this Agreement and the matters related thereto.

§7.           Time is of the Essence; No Waivers by Lender.  TIME IS OF THE ESSENCE WITH RESPECT TO ALL COVENANTS, CONDITIONS, AGREEMENTS OR OTHER PROVISIONS HEREIN.  Except as otherwise expressly provided for herein, nothing in this Agreement shall extend to or affect in any way the Borrowers’ obligations or the Lender’s rights and remedies arising under the Term Loan Agreement or the other Loan Documents.

§8.           Governing Law.  This Agreement shall for all purposes be construed according to and governed by the laws of the State of Connecticut (excluding the laws thereof applicable to conflicts of law and choice of law).

§9.           Effective Date. The amendments set forth in Section 3 hereof shall become effective among the parties hereto as of the Ninth Amendment Effective Date.  Until the Ninth Amendment Effective Date, the terms of the Term Loan Agreement prior to its amendment hereby shall remain in full force and effect.  This Agreement is effective as to all provisions other than the amendments set forth in Section 3 hereof at the time that the Borrowers and the Lender have executed and delivered this Agreement.

§10.           Entire Agreement; Counterparts.  This Agreement sets forth the entire understanding and agreement of the parties with respect to the matters set forth herein, including the amendments set forth herein, and this Agreement supersedes any prior or contemporaneous understanding or agreement of the parties as to any such amendment of the provisions of the Term Loan Agreement or any Loan Document, except for any such contemporaneous agreement that has been set forth in writing and executed by the Borrowers and the Lender.  This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument.  A facsimile or other electronic transmission of an executed counterpart shall have the same effect as the original executed counterpart.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers, as of the day and year first above written.

BORROWERS:

UNITED NATURAL FOODS, INC.

By: /s/ Mark E. Shamber____________________
Name: Mark E. Shamber
Title: Treasurer

ALBERT’S ORGANICS, INC.

By: /s/ Mark E. Shamber____________________
Name: Mark E. Shamber
Title: Treasurer

[Signature Page to the Ninth Amendment Agreement to the Term Loan Agreement]

LENDER:

BANK OF AMERICA, N.A.

By: /s/ Edgar Ezerins____________________
Name: Edgar Ezerins
Title: Vice President

[Signature Page to the Ninth Amendment Agreement to the Term Loan Agreement]

Each of the undersigned Guarantors
acknowledges and agrees to the foregoing,
and ratifies and confirms in all respects
such Guarantor’s obligations under the
Guaranty Agreements:

NATURAL RETAIL GROUP, INC.

By: /s/ Mark E. Shamber____________________
Name: Mark E. Shamber
Title: Treasurer

SPRINGFIELD DEVELOPMENT, LLC

By: /s/ Mark E. Shamber____________________
Name: Mark E. Shamber
Title: Treasurer

UNITED NATURAL FOODS WEST, INC.

By: /s/ Mark E. Shamber____________________
Name: Mark E. Shamber
Title: Treasurer

UNITED NATURAL TRADING CO.

By: /s/ Mark E. Shamber____________________
Name: Mark E. Shamber
Title: Treasurer

DISTRIBUTION HOLDINGS, INC.

By: /s/ Mark E. Shamber____________________
Name: Mark E. Shamber
Title: Treasurer

MILLBROOK DISTRIBUTION SERVICES INC.

By: /s/ Mark E. Shamber____________________
Name: Mark E. Shamber
Title: Treasurer

FANTASTIC FOODS, INC.

By: /s/ Mark E. Shamber____________________
Name: Mark E. Shamber
Title: Treasurer

[Signature Page to the Ninth Amendment Agreement to the Term Loan Agreement]

MT. VIKOS, INC.

By: /s/ Mark E. Shamber____________________
Name: Mark E. Shamber
Title: Treasurer

[Signature Page to the Ninth Amendment Agreement to the Term Loan Agreement]

Exhibit B

Amended and Restated Exhibit B

EXHIBIT B

Chief Executive Offices and Registered Agents

Chief Executive Offices:

Borrowers:

United Natural Foods, Inc.	260 Lake Road
Dayville, CT 06241

Albert's Organics, Inc.	3268 E. Vernon Ave
Vernon, CA 90058

Guarantors:

United Natural Foods West, Inc.	1101 Sunset Boulevard
Rocklin, CA 95765

United Natural Trading Co.	96 Executive Drive
Edison, NJ 08817

Distribution Holdings, Inc.	260 Lake Road
Dayville, CT 06241

Springfield Development, LLC	260 Lake Road
Dayville, CT 06241

Millbrook Distribution Services Inc.	88 Huntoon memorial Hwy
Leicester, MA 01524

Natural Retail Group, Inc.	Seabreeze Shopping Plaza
30555 US Hwy 19N
Palm Harbor, FL

Fantastic Foods, Inc.	260 Lake Road
Dayville, CT 06241

Mt. Vikos, Inc.	1291 Ocean Street
Marshfield, MA 02050

Registered Agents:

Borrowers:

United Natural Foods, Inc.:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
302-658-7581

CT Corporation System
1200 South Pine Island Road
Plantation, FL 33324

CT Corporation System
One Corporate Center
11th Floor
Hartford, CT 06103

CT Corporation System
400 Cornerstone Drive
Suite 240
Williston, VT 05495

CT Corporation System
1201 Peachtree Street, N.E.
Atlanta, GA 30361

The Corporation Company
1675 Broadway
Suite 1200
Denver, CO 80202

CT Corporation System
Philadelphia, PA 19136

CT Corporation System
100 S 5th Street
#1075
Minneapolis, MN 55402

CT Corporation System
2222 Grand Avenue
Des Moines, IA 50312

2

CT Corporation System
314 Thayer Avenue
Bismarck, ND 58501

CT Corporation System
818 West Seventh Street
Los Angeles, CA 90017

CT Corporation System (being appointed)
707 Virginia Street East
Charleston, WV 25301

CT Corporation System
75 Beattie Place
Greenville, SC 29601

CT Corporation System
Kentucky Home Life Building
Louisville, KY 40202

CT Corporation System
155 Federal Street
Suite 700
Boston, MA 02110

CT Corporation System
9 Capitol Street
Concord, NH 03301

The Corporation Trust Company
820 Bear Tavern Road
West Trenton, NJ 08628

CT Corporation System
111 Eight Avenue
New York, NY 10011

CT Corporation System
251 E. Ohio Street
Suite 1100
Indianapolis, IN 46204

3

Albert’s Organics, Inc.:	Kathryn Courtney
3268 Vernon Avenue
Vernon, CA 90058

CT Corporation System
1200 South Pine Island Road
Plantation, FL 33324

The Corporation Company
1675 Broadway
Suite 1200
Denver, CO 80202

CT Corporation System
Philadelphia, PA 19136

CT Corporation System
405 2nd Avenue S
Minneapolis, MN 55401

CT Corporation System
225 Hillsborough Street
Raleigh, NC 27603

The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801

The Corporation Trust Company
820 Bear Tavern Road
West Trenton, N.J. 08628

Guarantors:

United Natural Foods West, Inc.:	CT Corporation System
818 West Seventh Street
Los Angeles, CA 90017

The Corporation Company
1675 Broadway
Suite 1200
Denver, CO 80202

4

CT Corporation System
123 East Marcy
Santa Fe, NM 87501

CT Corporation System
2394 E Camelback Road
Phoenix, AZ 85016

CT Corporation System
388 State Street
Suite 420
Salem, OR 97301

CT Corporation System
1801 West Bay Drive NW
Suite 206
Olympia, WA 98502

CT Corporation System
1111 West Jefferson
Suite 530
Boise, ID 83702

Franz Weber
PO BOX 247
KEALAKEKUA HI 96750

CT Corporation System
9360 Glacier Hwy
Suite 202
Juneau AK 99801

United Natural Trading Co.:	The Corporation Trust Company
Corporation Trust Center
Wilmington, DE 19801
302-658-7581
CT Corporation System
818 West Seventh Street
Los Angeles, CA 90017

The Corporation Trust Company
820 Bear Tavern Road
West Trenton, N.J. 08628

5

Distribution Holdings, Inc.	Corporation Service Company
2711 Centerville Road
Suite 400
Wilmington, DE 19808
302-636-5401

Springfield Development, LLC	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
302-658-7581

Millbrook Distribution Services Inc.	Corporation Service Company
2711 Centerville Road
Suite 400
Wilmington, DE 19808
302-636-5401

Corporation Service Company
84 State Street
Boston, MA 02109

Corporation Service Company
1201 Hays Street
Tallahassee, FL 32301

Corporation Service Company
50 Weston Street
Hartford, CT 06120

Corporation Service Company
222 Jefferson Boulevard
Suite 200
Warwick, RI 02888

Corporation Service Company
2338 W Royal Palm Road
Suite J
Phoenix, AZ 85021

6

Corporation Service Company
300 Spring Building
Suite 900
300 S Spring Street
Little Rock, AR 72201

Corporation Service Company
45 Memorial Circle
Augusta, ME 04330

Lawyers Incorporating Service
d/b/a Lawyers Inc Service
14 Centre Street
Concord, NH 03301

Corporation Service Company
159 State Street
Montpelier, VT 05602

Corporation Service Company
1560 Broadway
Suite 2090
Denver, CO 80202

CORPORATION SERVICE COMPANY
d/b/a CSC - LAWYERS INCORPORATING SERVICE
P.O. Box 526036
Sacramento, CA 95852

Natural Retail Group, Inc.:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801
302-658-7581

CT Corporation System
1200 South Pine Island Road
Plantation, FL 33324

CT Corporation System
155 Federal Street
Suite 700
Boston, MA 02110

7

The Corporation Trust Incorporated
300 E. Lombard Street
Baltimore, MD 21202

Mt. Vikos, Inc.:	The Corporation Trust Company
Corporation Trust Center
1209 Orange Street
Wilmington, DE 19801

CT Corporation System
155 Federal Street
Suite 700
Boston, MA 02110

Fantastic Foods, Inc.:	CT Corporation System
818 West Seventh Street
Los Angeles, CA 90017

8

EXHIBIT B and I
BORROWERS AND GUARANTORS
BUSINESS LOCATIONS

Owned/ Leased	Entity	Use	Address	City	State	Zip	Sq. Ft.	Inventory in Excess of $100,000

OWNED
O	Albert's Organics	Office/Warehouse	200 Eagle Court	Bridgeport	NJ	8014	35,700	Yes
O	Albert's Organics	Warehouse	3268 E. Vernon Avenue	Vernon	CA	90058	34,500	Yes
O	Millbrook	Office/Warehouse	401 Highway 43 East	Harrison	AR	72601	1,200,000	Yes
O	UNFI-East	Warehouse	100 Lake View Court	Atlanta	GA	30336	327,500	Yes
O	UNFI-East	Office/Warehouse	71 Stow Drive	Chesterfield	NH	03443	319,000	Yes
O	UNFI-East	Office/Warehouse	260 Lake Road	Dayville	CT	06241	352,900	Yes
O	UNFI-East	Office/Warehouse	300 Lake Road	Dayville	CT	06241	90,200	No
O	UNFI-East	Warehouse	655 Commerce Parkway	Greenwood	IN	46143	311,100	Yes
O	UNFI-East	Warehouse	2340 Heinz Road	Iowa City	IA	52240	274,800	Yes
O	UNFI-East	Warehouse	100 Lincoln Street	New Oxford	PA	17350	271,200	No
O	UNFI-West	Warehouse	12745 Earhart Avenue	Auburn	CA	95602	150,000	No
O	UNFI-West	Warehouse	7909 S. Union Parkway	Ridgefield	WA	98642	239,000	Yes
O	UNFI-West	Office/Warehouse	1101 Sunset Blvd	Rocklin	CA	95765	487,000	Yes

LEASED
L	Albert's Organics	Warehouse	15965 E 32nd Ave	Aurora	CO	80110	23,930	Yes
L	Albert's Organics	Warehouse	71 Stow Dr	Chesterfield	NH	3443	20,540	Yes
L	Albert's Organics	Warehouse	5222 Quincy Street	Mounds View	MN	55112	39,900	Yes
L	Albert's Organics	Office	2450 17th Ave Suite 250	Santa Cruz	CA	95062	3,935	No
L	Albert's Organics	Warehouse	6272 Mcintosh Rd	Sarasota	FL	34238	22,522	Yes
L	Hershey	Office/Warehouse	96 Executive Drive	Edison	NJ	08817	110,000	Yes
L	Millbrook	MTM Storage	6509 Transit Road	Bowmansville	NY	14026	75	No

EXHIBIT B and I
BORROWERS AND GUARANTORS
BUSINESS LOCATIONS

Owned/ Leased	Entity	Use	Address	City	State	Zip	Sq. Ft.	Inventory in Excess of $100,000
L	Millbrook	MTM Storage	493 South Main Street	Canadaigua	NY	14424	200	No
L	Millbrook	MTM Storage	4531 22nd St., N.W.	Canton	OH	44708	300	No
L	Millbrook	MTM Storage	6751 Macon Road	Columbus	GA	31907	750	No
L	Millbrook	MTM Storage	Center St. & Genesee St.	Cuba	NY			No
L	Millbrook	Warehouse	8 Joanna Court	E. Brunswick	NJ	08816	177,600	Yes
L	Millbrook	MTM Storage	2420 E. Stop 11 Road	Indianapolis	IN	46227	200	No
L	Millbrook	MTM Storage	3204 Flovana Avenue	Jamestown	NY		25	No
L	Millbrook	MTM Storage	6915 S. 120th Street	La Vista	NE	68128	400	No
L	Millbrook	Office/Warehouse	88 Huntoon Memorial Highway	Leicester	MA	01524	188,000	Yes
L	Millbrook	Warehouse	82 Huntoon Memorial Hwy	Leicester	MA	01524	40,000	Yes
L	Millbrook	MTM Storage	6812 Fountain Ave., E-17	Orlando	FL	32807	200	No
L	Millbrook	MTM Storage	1315 W. Chestnut Expressway	Springfield	MO
L	Millbrook	MTM Storage	5837 South Garnett	Tulsa	OK	74146	1,650	No
L	Mt. Vikos	Office	1291 Ocean Street	Marshfield	MA	02050	appr 1500	No
L	NRG	Retail Store	700 Reistertown	Baltimore	MD	21215	4,000	Yes
L	NRG	Retail Store	1600 Route 28	Centerville	MA	02632	3,000	Yes
L	NRG	Retail Store	108 Marlboro Ave	Easton	MD	21601	3,500	Yes
L	NRG	Retail Store	521 NW 13 Blvd	Gainesville	FL	32601	4,600	Yes
L	NRG	Retail Store	1237 NW 76th Blvd	Gainesville	FL	32606	4,750	Yes
L	NRG	Retail / Wholesale	201 William Street	Key West	FL	33040	11,178	Yes
L	NRG	Wholesale	201 William Street	Key West	FL	33040	4,471	Yes
L	NRG	Retail Store	850 Neopolitan Way	Naples	FL	34103	4,800	Yes
L	NRG	Retail Store	1917 E Silver Springs Blvd	Ocala	FL	34470	5,000	Yes
L	NRG	Retail Store	30555 US Highway 19N	Palm Harbor	FL	34684	12,270	Yes
L	NRG	Retail Store	1900-2000 Tamiami Trail	Port Charlotte	FL	33948	9,600	Yes
L	NRG	Retail Store	1930 Stickney Point Rd	Sarasota	FL	34231	4,700	Yes
L	NRG	Retail Store	1279 Beneva Rd S.	Sarasota	FL	34232	8,260	Yes
L	NRG	Retail Store	6651 Central Ave.	St. Petersburg	FL	33710	4,750	Yes
L	Select Nutrition	Warehouse	2722 Commerce Way	Philadelphia	PA	19154	100,000	Yes
L	Select Nutrition	Office	60 Charles Lindebergh Blvd	Uniondale	NY	11553		No
L	Tumaro's	Office/Warehouse	5300 Santa Monica Blvd.	Los Angeles	CA	90029	5,875	Yes
L	UNFI	Office	190 Main Street	Danielson	CT	06239		No
L	UNFI	Office	555 Valley Street	Providence	RI	02908	50,000	No
L	UNFI-East	Office	25 Mr. Arthur Drive	Chesterfield	NH	03443	4,000	No
L	UNFI-East	Office/Warehouse	6100 MacIntosh Road	Sarasota	FL	34238	345,000	Yes
L	UNFI-East	Warehouse	225 Cross Farm Lane	York	PA	17406	675,000	Yes
L	UNFI-West	Warehouse	22 30th North East	Auburn	WA	98002	204,700	Yes
L	UNFI-West	Warehouse	15965 E. 32nd Ave.	Aurora	CO	80011	180,000	Yes

EXHIBIT B and I
BORROWERS AND GUARANTORS
BUSINESS LOCATIONS

Owned/ Leased	Entity	Use	Address	City	State	Zip	Sq. Ft.	Inventory in Excess of $100,000
L	UNFI-West	Warehouse	15965 E. 32nd Ave.	Aurora	CO	80011	19,708	No
L	UNFI-West	Office	15755 East 32nd Avenue	Aurora	CO	80011	3,500	No
L	UNFI-West	Warehouse	15755 East 32nd Avenue	Aurora	CO	80011	40,000	Yes
L	UNFI-West	Warehouse	13204 Philadelphia St.	Fontana	CA	92337	220,200	vacant
L	UNFI-West	Warehouse	22150 Goldencrest	Moreno Valley	CA	92553	613,000	Yes

Fantastic Foods, Inc. commonly has inventory in excess of $100,000 located at its manufacturer, Wixon, Inc., 1390 East Bulavar Avenue, St. Francis, Wisconsin 53235.

Fantastic Foods, Inc. commonly has inventory worth in excess of $100,000 stored at its warehousing and distribution vendor, Distribution 2000, Inc., 505 Crossroads Parkway, Bolingbrook, IL 60440

Mt. Vikos, Inc.commonly has inventory worth in excess of $100,000 stored at its warehouse, East Coast Warehousing & Dist. Cor., 1140 Polaris Street, Elizabeth, NJ  07201

Exhibit C

Amended and Restated Exhibit C

EXHIBIT C
BORROWERS AND GUARANTORS
FOREIGN JURISDICTIONS

Foreign
Company	Qualifications

BORROWERS

United Natural Foods, Inc.
FL-3/26/96 (Reinstated in FL 3/25/04); CT-4/9/96; GA-4/8/96; CO-7/24/95 (requalified in CO 5/2/03); PA-4/3/96; MN-10/18/02; IA-10/21/02; ND-10/24/02; CA-9/14/00; IN-6/2/03; VT - 12/2/05;  KY-1/3/06; MA-12/30/05; NH-12/30/05; NJ-12/30/05; RI-11/17/08

Albert's Organics, Inc.	PA-1/16/90; NC-10/18/95; NJ-10/16/95; FL-10/13/95; DE-10/16/95; CO-11/6/01; MN-7/14/05

GUARANTORS

United Natural Foods West, Inc. f/k/a Mountain People's Warehouse Incorporated	NM-9/23/96; AZ-9/11/96; WA-9/17/96; OR-9/12/96; ID-9/12/96; HI-10/16/97; CO-11/15/05; AK-2/15/06

United Natural Trading Co. d/b/a Hershey Imports Co., Inc.	NJ-2/4/98; CA-2/4/98

Distribution Holdings, Inc.	N/A

Millbrook Distribution Services Inc.	MA-8/27/99; FL-6/1/99; AR-6/2/99

Springfield Development, LLC (f/k/aUnited Northeast LLC)	N/A

Natural Retail Group, Inc.	FL-4/11/95; MD-11/24/93; MA-6/19/94;

Fantastic Foods, Inc.	N/A

Mt. Vikos, Inc.	MA - 2/12/01

Exhibit D

Amended and Restated Exhibit D

EXHIBIT D
BORROWERS AND GUARANTORS
CAPITAL STRUCTURE

Company	Class of Stock	# of Shares Authorized	# of Shares Outstanding	# of Shares Authorized But Un-issued	Shareholder/Member	Percentage Owned	Jurisdiction of Formation

BORROWERS

United Natural Foods, Inc. ("UNFI")							Delaware
(Greater than 5% Ownership)
(As of 10/14/08)	Common	100,000,000	42,907,697 *	57,092,303	FMR LLC	14.4%
					Jennison Associates LLC	10.5%
					Employee Stock Ownership Trust	6.2%
					Barclays Global Investors NA (California)	5.0%

Albert's Organics, Inc.	Voting	99,500	579.36	98,920.64	UNFI	100%	California
	Non-Voting	500		500.00

GUARANTORS
	Preferred	5,000,000	As of December 12, 2003, 50,000 Preferred Series A shares have been reserved for issuance under the Rights Agreement dated February 22, 2000, but have not been issued as of the date hereof.	5,000,000	N/A		California
UNITED NATURAL FOODS WEST, INC. (f/k/a Mountain People's Warehouse Incorporated)	Common	100,000	1	99,999	UNFI	100%	Delaware

United Natural Trading Co. d/b/a Hershey Imports Co.	Common	10,000	1,000	9,000	UNFI	100%	Delaware

Springfield Development, LLC (f/k/a United Northeast LLC)	N/A	N/A	N/A	N/A	UNFI	100%	Delaware

Distribution Holdings, Inc.	Common	10,000	100	9,900	UNFI	100%	Delaware

Millbrook Distribution Services Inc.	Common	1,000	1,000	N/A	Distribution Holdings, Inc.	100%	Delaware

Natural Retail Group, Inc.	Common	10,000	1,000	9,000	UNFI	100%	Delaware

Fantastic Foods, Inc.	Common	20,000,000	1,000	19,999,000	UNFI	100%	California

Mt. Vikos, Inc.	Common	400,000	362,605	37,395	UNFI	100%	Delaware

* As of October 14, 2008

All corporate affiliates are as set forth above. There are no joint venture affiliates.

Exhibit E

Amended and Restated Exhibit E

EXHIBIT E

ALTERNATE CORPORATE NAMES, MERGERS
and STATE ID #s
Alternate Names:

Borrowers

1.
United Natural Foods, Inc. ("UNF") was formerly known as Cornucopia Natural Foods, Inc. and will continue to do business under the name Cornucopia Natural Foods in the states of Connecticut, Georgia, Florida and Pennsylvania.

UNF purchased the assets of Blooming Prairie Cooperative Warehouse and does business in the States of Iowa and North Dakota under the name "Blooming Prairie Warehouse".

UNF purchased all the assets of Select Nutrition Distributors, Inc. including all of its stock, but subsequently merged this subsidiary up into UNF.  UNF does business in the States of CA, NY, DE and PA under the name "Select Nutrition Distributors".

In the State of Colorado, United Natural Foods, Inc. does business under the following trade names:

Rainbow Natural Foods Distributing, Ltd.
Rainbow Distributing, Ltd.
Rainbow Foods Distributing, Ltd.

UNF is the survivor by merger of the following subsidiaries:

Stow Mills, Inc.
Select Nutrition Distributors, Inc.

2.	Albert's Organics, Inc. purchased all assets of Roots & Fruits Cooperative and does business in the State of Minnesota under the name Roots & Fruits.

Albert’s Organics, Inc. acquired substantially all of the assets of Source Organic, Inc., a California corporation.

Guarantors

1.
United Natural Foods West, Inc. (f/k/a Mountain People’s Warehouse Incorporated) acquired substantially all of the assets of Shojin Natural Foods and does business under the name Shojin Natural Foods in the State of Hawaii.

United Natural Foods West, Inc. is the survivor by merger of the following subsidiaries:

NutraSource, Inc.
Rainbow Natural Foods, Inc.

2.	United Natural Trading Co. acquired substantially all of the assets of Hershey Import Co., Inc. and does business under the name Hershey Import Co., Inc.

3.	Natural Retail Group, Inc. ("NRG") uses or has used the following trade names in the following states:

Florida:

Sunsplash Market
Sunsplash Natural Foods For Less
Mother Earth Market
The Granary
Natures Finest Foods
Palm Harbor Natural Foods
Waterfront Market

Massachusetts:

Sunsplash Natural Foods For Less
Cape Cod Natural Foods
Sprouts

Maryland:

Sunsplash Natural Foods For Less
Railway Market
Village Natural Grocers

NRG also acquired substantially all of the assets of the following Persons:

Village Natural Grocers, Inc., a Maryland corporation;
Railway Market, Inc., a Maryland corporation;
Down Home Natural Foods, Inc., a Massachusetts corporation;
Sunsplash Market, Inc., a Florida corporation;
Second Nature of Gainesville, Inc., d/b/a Mother Earth Market, Newberry Crossing Store, Inc., d/b/a Mother Earth Market,, Ocala Store, Inc., d/b/a Mother Earth Market, Sarasota Store, Inc., d/b/a Mother Earth Market, Stickney Point Store, Inc., d/b/a/ The Granary, North Tail Store, Inc., d/b/a The Granary, and Mother Earth Market, Inc., all Florida corporations;
Natures Finest Foods, Inc., a Florida corporation;
Hodges Management, Inc., a Florida corporation d/b/a Palm Harbor Natural Foods

State ID #s:

BORROWERS:

United Natural Foods, Inc.	Delaware	2377138	Corporation

Albert's Organics, Inc.	California	C1326751	Corporation

GUARANTORS:

United Natural Foods West, Inc.	California	C1657486	Corporation

United Natural Trading Co. d/b/a Hershey Imports Co., Inc. (NJ)	Delaware	2852049	Corporation

Distribution Holdings, Inc.	Delaware	4230723	Corporation

Springfield Development LLC	Delaware	3579704	Limited Liability Company

Millbrook Distribution Services Inc.	Delaware	2882792	Corporation

Natural Retail Group, Inc.	Delaware	2345969	Corporation

Fantastic Foods, Inc.	California	C0830190	Corporation

Mt. Vikos, Inc.	Delaware	3318140	Corporation

Exhibits E and F
BORROWERS AND GUARANTORS
Corporate Names & EINs

		Parent	State of	Date of
Company	Chief Executive Office	Company	Incorporation	Incorporation	EIN

BORROWERS
United Natural Foods, Inc.	260 Lake Road, Dayville, CT 06241	N/A	Delaware	2/11/1994	05-0376157

Albert's Organics, Inc.	3268 E. Vernon Ave, Vernon, CA 90058	United Natural Foods, Inc.	California	12/19/1984	95-3934152

GUARANTORS
United Natural Foods West, Inc. (f/k/a Mountain People's Warehouse Incorporated)	1101 Sunset Boulevard, Rocklin, CA 95765	United Natural Foods, Inc.	California	1/16/1990	68-0221552

United Natural Trading Co. d/b/a Hershey Imports Co., Inc.	96 Executive Drive, Edison, NJ 08817	United Natural Foods, Inc.	Delaware	1/28/1998	06-1505797

Distribution Holdings, Inc.	260 Lake Road, Dayville, CT 06241	United Natural Foods, Inc.	Delaware	10/5/2006	65-1296934

Millbrook Distribution Services Inc.	88 Huntoon Memorial Hwy, Leicester, MA 01524	Distribution Holdings, Inc.	Delaware	4/27/1998	41-0754020

Springfield Development, LLC (f/k/a United Northeast LLC)	260 Lake Road, Dayville, CT 06241	United Natural Foods, Inc.	Delaware	11/6/2002	13-4221549

Natural Retail Group, Inc.	Seabreeze Shopping Plaza, 30555 US Hwy 19N, Palm Harbor, FL	United Natural Foods, Inc.	Delaware	8/2/1993	06-1383344

Fantastic Foods, Inc.	260 Lake Road, Dayville, CT 06241	United Natural Foods, Inc.	California	10/24/1977	94-2447092

Mt. Vikos, Inc.	1291 Ocean St., Marshfield, MA 02050	United Natural Foods, Inc.	Delaware	11/28/2000	04-3540616

There are no open tax matters for any of the Borrowers or Guarantors.

Exhibit F

Amended and Restated Exhibit F

Exhibits E and F
BORROWERS AND GUARANTORS
Corporate Names & EINs

		Parent	State of	Date of
Company	Chief Executive Office	Company	Incorporation	Incorporation	EIN

BORROWERS
United Natural Foods, Inc.	260 Lake Road, Dayville, CT 06241	N/A	Delaware	2/11/1994	05-0376157

Albert's Organics, Inc.	3268 E. Vernon Ave, Vernon, CA 90058	United Natural Foods, Inc.	California	12/19/1984	95-3934152

GUARANTORS
United Natural Foods West, Inc. (f/k/a Mountain People's Warehouse Incorporated)	1101 Sunset Boulevard, Rocklin, CA 95765	United Natural Foods, Inc.	California	1/16/1990	68-0221552

United Natural Trading Co. d/b/a Hershey Imports Co., Inc.	96 Executive Drive, Edison, NJ 08817	United Natural Foods, Inc.	Delaware	1/28/1998	06-1505797

Distribution Holdings, Inc.	260 Lake Road, Dayville, CT 06241	United Natural Foods, Inc.	Delaware	10/5/2006	65-1296934

Millbrook Distribution Services Inc.	88 Huntoon Memorial Hwy, Leicester, MA 01524	Distribution Holdings, Inc.	Delaware	4/27/1998	41-0754020

Springfield Development, LLC (f/k/a United Northeast LLC)	260 Lake Road, Dayville, CT 06241	United Natural Foods, Inc.	Delaware	11/6/2002	13-4221549

Natural Retail Group, Inc.	Seabreeze Shopping Plaza, 30555 US Hwy 19N, Palm Harbor, FL	United Natural Foods, Inc.	Delaware	8/2/1993	06-1383344

Fantastic Foods, Inc.	260 Lake Road, Dayville, CT 06241	United Natural Foods, Inc.	California	10/24/1977	94-2447092

Mt. Vikos, Inc.	1291 Ocean St., Marshfield, MA 02050	United Natural Foods, Inc.	Delaware	11/28/2000	04-3540616

There are no open tax matters for any of the Borrowers or Guarantors.

Exhibit I

Amended and Restated Exhibit I

Exhibit I

List of Leases

Industrial Lease dated November 30, 2001 between RREEF America REIT II Corp. VVV ( successor to State of California Public Employees’ Retirement System) and Albert’s Organics, Inc. (successor to Blooming Prairie Cooperative Warehouse) for property located at 5222 Quincy Street, Mounds View, Minnesota

Industrial Office Lease dated April 25, 2005 between Santa Cruz Freeholders and Albert’s Organics, Inc. for property located at 2450 17th Avenue, Santa  Cruz,  California

Agreement of Lease dated January 24, 2002 between Two Seventy – M- Edison and United Natural Trading Co. d/b/a Hershey Import Co. for property located at 96 Executive Drive, Edison, New Jersey

Rental  Agreement dated August 1, 2003 between Lancaster Self Storage and Millbrook Distribution Services Inc. for property located at 6509 Transit Road, Bowmansville, New York

Oral month to month storage agreement between _______ and Millbrook Distribution Services Inc. for property located at 493 South Main Street, Canadaigua, New York

Agreement dated December 21, 2006 between Jax LLC and Millbrook Distribution Services Inc. for property located at 4531 22nd Street, NW, Canton, Ohio

Rental Agreement dated October 26, 2005 between OB Companies d/b/a Simply Self Storage (successor to Storage Xtra Self Storage) and Millbrook Distribution Services Inc. for property located at 6751 Macon Road, Columbus, Georgia

Agreement and Lease dated March 12, 1997 between  Paul and Barry Cummins and Millbrook Distribution Services Inc. for property located at Center Street and Genesee Street, Cuba, New York

Lease dated December 1, 1997 between Highview Properties-Two, LLC (successor to Highview-Harts Investments) and Millbrook Distribution Services Inc. (successor to Epstein & Sons, Inc.) for property located at 8 Joanna Court, East Brunswick, New Jersey

Storage USA Rental Agreement dated June 10 between Extra Space Storage (successor to Storage USA and Millbrook Distribution Services Inc. for property located at 2420 East Stop 11 Road, Indianapolis, Indiana

1

Oral month to month storage agreement between __________ and Millbrook Distribution Services Inc. for property located at 3204 Flovana Avenue, Jamestown, New York

Attic Storage Rental Agreement dated July 31, 2001 between Attic Storage of Omaha and Millbrook Distribution Services Inc. for property located at 6915 South 120th Street, La Vista, Nebraska

Lease dated December 1, 1986  between RDJ Realty Trust and Millbrook Distribution Services Inc. (successor to Millbrook Distributors, Inc.) for property located at 88 Huntoon Memorial Highway, Leicester, Massachusetts

Lease dated December 11, 2007 between Minuteman Packaging Corp. and Millbrook Distribution Services Inc. for property located at 143 Clark Street, Leicester, Massachusetts

Oral month to month storage agreement between ________ Millbrook Distribution Services Inc. for property located at 6812 Fountain Avenue, Orlando, Florida

Lease Agreement dated January 19, 2007 between Ashton, LLC and Millbrook Distribution Services Inc. for property located at 1315 West Chestnut Expressway, Springfield, Missouri

Lease and Security Agreement dated February 2, 2001 between BLR Properties, L.L.C. and Millbrook Distribution Services Inc. for property located at 5837 South Garnett, Tulsa, Oklahoma

 Lease dated May 31, 2007 between D’Amico Limited Partnership and Mt. Vikos, Inc. for property located at 1291 Ocean Street, Marshfield, Massachusetts.

Lease dated as of May 6, 1985 between Colonial Village Company LLC and Natural Retail Group, Inc. (successor to Village Natural Grocers, Inc.) for property located at 700 Reistertown, Baltimore, Maryland

Lease Agreement dated November, 2002 between Bell Tower Corporation and Natural Retail Group, Inc. for property located at 1600 Route 28, Centerville, Massachusetts

Lease dated April 1, 1994 between Marlboro Plaza, Inc. and Natural Retail Group, Inc. for property located at 108 Marlboro Avenue, Easton, Maryland

Lease dated June 28, 1977 between Snead Y. Davis and Natural Retail Group, Inc. (successor to Sam’s Style Shop) for property located at 521 NW 13th Blvd, Gainesville, Florida

2

Lease dated May 11, 1993 between Newberry Crossing, Ltd. and Natural Retail Group (as successor to Newberry Crossing Store, Inc.) for property located at 1237 NW 76th Blvd, Gainesville, Florida

Lease Agreement dated July 4, 2007 between Morgan McPherson, Chairman of the Caroline Street Corridor and Bahama Village Community Redevelopment Agency and Natural Retail Group, Inc. (as successor to Southard Markets, Inc.) for property located at 201 William Street, Key West, Florida

Lease Agreement dated February 21, 2007 between Morgan McPherson, Chairman of the Caroline Street Corridor and Bahama Village Community Redevelopment Agency and Natural Retail Group, Inc. (as successor to Southard Markets, Inc.) for property located at 201 William Street, Key West, Florida

Lease dated June 24, 1994 between Neopolitan Way South Land Trust and Natural Retail Group (as successor to Sunsplash Market, Inc.) for property located at 850 Neopolitan Way, Naples, Florida

Shopping Center Lease dated as of December 15, 1995 between Ocala SC Company, Ltd. and Natural Retail Group, Inc. (as successor to Ocala Store, Inc.) for property located at 1917  East Silver Springs Blvd, Ocala, Florida

Lease dated February 15, 1985 between Seabreeze Associates Limited and Natural Retail Group, Inc. (as successor to Eckard Drugs of Florida, Inc.) for property located at 30555 US Highway 19N, Palm Harbor, Florida

Lease dated October 11, 2000 between TCW Special Credits and Natural Retail Group, Inc. for property located at 1900-2000 Tamiami Trial, Port Charlotte, Florida

Commercial Lease dated December 23, 2003 between Southpoints Shopping Center of Sarasota, Ltd. and Natural Retail Group, Inc. for property located at 1930 Stickney Point Road, Sarasota, Florida

Lease Agreement dated February 18, 1997 between Beneva Market Place Associates and Natural Retail Group, Inc. (as successor to Sarasota Store, Inc,) for property located at 1279 Beneva Road South, Sarasota, Florida

Lease Agreement dated November 26, 1993 between West Central Shopping Center and Natural Retail Group, Inc. (as successor to Nature’s Finest Foods Inc,) for property located at 6651 Central Avenue, St. Petersburg, Florida

3

Lease Agreement dated as of February 1, 2004 between Andreassi, LLC and United Natural Foods, Inc., (successor by merger to Select Nutrition Distributors, Inc.) for property located at 2722 Commerce Way, Philadelphia, Pennsylvania

Agreement of Lease dated as of September 1, 2004 between Reckson Operating Partnership, L.P. and United Natural Foods, Inc. (successor by merger to Select Nutrition Distributors, Inc.) for property located at 60 Charles Lindbergh Blvd, Uniondale, New York

Lease dated March 2, 1998 between P&C Property Management and United Natural Foods, Inc. (assignee of Tumaro’s, Inc.) for property located at 5300 Santa Monica Blvd., Los Angeles, California

Lease dated September, 2004 between the Savings Institute Bank & Trust Company and United Natural Foods, Inc. for property located at 190 Main Street, Danielson, Connecticut

Office Lease dated October 16, 2008 between Alco Cityside Federal LLC and United Natural Foods, Inc. for property located at 555 Valley Street, Providence, Rhode Island

Lease dated as of February 15, 2007 between World Learning, Inc. and United Natural Foods, Inc. for property located at 25 Mr. Arthur Drive, Chesterfield, New Hampshire

Lease dated March 16, 2007 between Meridian-Hudson McIntosh LLC and United Natural Foods, Inc. for property located at 6100 McIntosh Road,  Sarasota, Florida

Standard Form Industrial Building Lease (Single-Tenant) dated March 14, 2008 between FR York Property Holding, LP and United Natural Foods, Inc. for property located at 225 Cross Farm Lane, York, Pennsylvania

Lease dated August 3, 1998 between Valley Center I, LLC and United Natural Foods, Inc. for property located at 22 30th North  East, Auburn, Washington

Standard Form Lease (Industrial, Multi-Tenant, Net) dated July 11, 1997 between ADC, L.L.C. (as successor to Amberjack, Ltd.) and United Natural Foods, Inc. for property located at 15965 and 15755 East 32nd Avenue, Aurora, Colorado

NNN Lease (Multi-Tenant) dated as of July 31, 2001 between Metropolitan Life Insurance Company and United Natural Foods, Inc. for property located at 13204 Philadelphia Street, Fontana, California

4

Lease Agreement dated December 3, 2007 between Cactus Commerce, LLC and United Natural Foods, Inc. for property located at 22150 Goldencrest Drive, Moreno Valley, California.

5

EXHIBIT B and I
BORROWERS AND GUARANTORS
BUSINESS LOCATIONS

Owned/ Leased	Entity	Use	Address	City	State	Zip	Sq. Ft.	Inventory in Excess of $100,000

OWNED
O	Albert's Organics	Office/Warehouse	200 Eagle Court	Bridgeport	NJ	8014	35,700	Yes
O	Albert's Organics	Warehouse	3268 E. Vernon Avenue	Vernon	CA	90058	34,500	Yes
O	Millbrook	Office/Warehouse	401 Highway 43 East	Harrison	AR	72601	1,200,000	Yes
O	UNFI-East	Warehouse	100 Lake View Court	Atlanta	GA	30336	327,500	Yes
O	UNFI-East	Office/Warehouse	71 Stow Drive	Chesterfield	NH	03443	319,000	Yes
O	UNFI-East	Office/Warehouse	260 Lake Road	Dayville	CT	06241	352,900	Yes
O	UNFI-East	Office/Warehouse	300 Lake Road	Dayville	CT	06241	90,200	No
O	UNFI-East	Warehouse	655 Commerce Parkway	Greenwood	IN	46143	311,100	Yes
O	UNFI-East	Warehouse	2340 Heinz Road	Iowa City	IA	52240	274,800	Yes
O	UNFI-East	Warehouse	100 Lincoln Street	New Oxford	PA	17350	271,200	No
O	UNFI-West	Warehouse	12745 Earhart Avenue	Auburn	CA	95602	150,000	No
O	UNFI-West	Warehouse	7909 S. Union Parkway	Ridgefield	WA	98642	239,000	Yes
O	UNFI-West	Office/Warehouse	1101 Sunset Blvd	Rocklin	CA	95765	487,000	Yes

LEASED
L	Albert's Organics	Warehouse	15965 E 32nd Ave	Aurora	CO	80110	23,930	Yes
L	Albert's Organics	Warehouse	71 Stow Dr	Chesterfield	NH	3443	20,540	Yes
L	Albert's Organics	Warehouse	5222 Quincy Street	Mounds View	MN	55112	39,900	Yes
L	Albert's Organics	Office	2450 17th Ave Suite 250	Santa Cruz	CA	95062	3,935	No
L	Albert's Organics	Warehouse	6272 Mcintosh Rd	Sarasota	FL	34238	22,522	Yes
L	Hershey	Office/Warehouse	96 Executive Drive	Edison	NJ	08817	110,000	Yes
L	Millbrook	MTM Storage	6509 Transit Road	Bowmansville	NY	14026	75	No

EXHIBIT B and I
BORROWERS AND GUARANTORS
BUSINESS LOCATIONS

Owned/ Leased	Entity	Use	Address	City	State	Zip	Sq. Ft.	Inventory in Excess of $100,000
L	Millbrook	MTM Storage	493 South Main Street	Canadaigua	NY	14424	200	No
L	Millbrook	MTM Storage	4531 22nd St., N.W.	Canton	OH	44708	300	No
L	Millbrook	MTM Storage	6751 Macon Road	Columbus	GA	31907	750	No
L	Millbrook	MTM Storage	Center St. & Genesee St.	Cuba	NY			No
L	Millbrook	Warehouse	8 Joanna Court	E. Brunswick	NJ	08816	177,600	Yes
L	Millbrook	MTM Storage	2420 E. Stop 11 Road	Indianapolis	IN	46227	200	No
L	Millbrook	MTM Storage	3204 Flovana Avenue	Jamestown	NY		25	No
L	Millbrook	MTM Storage	6915 S. 120th Street	La Vista	NE	68128	400	No
L	Millbrook	Office/Warehouse	88 Huntoon Memorial Highway	Leicester	MA	01524	188,000	Yes
L	Millbrook	Warehouse	82 Huntoon Memorial Hwy	Leicester	MA	01524	40,000	Yes
L	Millbrook	MTM Storage	6812 Fountain Ave., E-17	Orlando	FL	32807	200	No
L	Millbrook	MTM Storage	1315 W. Chestnut Expressway	Springfield	MO
L	Millbrook	MTM Storage	5837 South Garnett	Tulsa	OK	74146	1,650	No
L	Mt. Vikos	Office	1291 Ocean Street	Marshfield	MA	02050	appr 1500	No
L	NRG	Retail Store	700 Reistertown	Baltimore	MD	21215	4,000	Yes
L	NRG	Retail Store	1600 Route 28	Centerville	MA	02632	3,000	Yes
L	NRG	Retail Store	108 Marlboro Ave	Easton	MD	21601	3,500	Yes
L	NRG	Retail Store	521 NW 13 Blvd	Gainesville	FL	32601	4,600	Yes
L	NRG	Retail Store	1237 NW 76th Blvd	Gainesville	FL	32606	4,750	Yes
L	NRG	Retail / Wholesale	201 William Street	Key West	FL	33040	11,178	Yes
L	NRG	Wholesale	201 William Street	Key West	FL	33040	4,471	Yes
L	NRG	Retail Store	850 Neopolitan Way	Naples	FL	34103	4,800	Yes
L	NRG	Retail Store	1917 E Silver Springs Blvd	Ocala	FL	34470	5,000	Yes
L	NRG	Retail Store	30555 US Highway 19N	Palm Harbor	FL	34684	12,270	Yes
L	NRG	Retail Store	1900-2000 Tamiami Trail	Port Charlotte	FL	33948	9,600	Yes
L	NRG	Retail Store	1930 Stickney Point Rd	Sarasota	FL	34231	4,700	Yes
L	NRG	Retail Store	1279 Beneva Rd S.	Sarasota	FL	34232	8,260	Yes
L	NRG	Retail Store	6651 Central Ave.	St. Petersburg	FL	33710	4,750	Yes
L	Select Nutrition	Warehouse	2722 Commerce Way	Philadelphia	PA	19154	100,000	Yes
L	Select Nutrition	Office	60 Charles Lindebergh Blvd	Uniondale	NY	11553		No
L	Tumaro's	Office/Warehouse	5300 Santa Monica Blvd.	Los Angeles	CA	90029	5,875	Yes
L	UNFI	Office	190 Main Street	Danielson	CT	06239		No
L	UNFI	Office	555 Valley Street	Providence	RI	02908	50,000	No
L	UNFI-East	Office	25 Mr. Arthur Drive	Chesterfield	NH	03443	4,000	No
L	UNFI-East	Office/Warehouse	6100 MacIntosh Road	Sarasota	FL	34238	345,000	Yes
L	UNFI-East	Warehouse	225 Cross Farm Lane	York	PA	17406	675,000	Yes
L	UNFI-West	Warehouse	22 30th North East	Auburn	WA	98002	204,700	Yes
L	UNFI-West	Warehouse	15965 E. 32nd Ave.	Aurora	CO	80011	180,000	Yes

EXHIBIT B and I
BORROWERS AND GUARANTORS
BUSINESS LOCATIONS

Owned/ Leased	Entity	Use	Address	City	State	Zip	Sq. Ft.	Inventory in Excess of $100,000
L	UNFI-West	Warehouse	15965 E. 32nd Ave.	Aurora	CO	80011	19,708	No
L	UNFI-West	Office	15755 East 32nd Avenue	Aurora	CO	80011	3,500	No
L	UNFI-West	Warehouse	15755 East 32nd Avenue	Aurora	CO	80011	40,000	Yes
L	UNFI-West	Warehouse	13204 Philadelphia St.	Fontana	CA	92337	220,200	vacant
L	UNFI-West	Warehouse	22150 Goldencrest	Moreno Valley	CA	92553	613,000	Yes

Fantastic Foods, Inc. commonly has inventory in excess of $100,000 located at its manufacturer, Wixon, Inc., 1390 East Bulavar Avenue, St. Francis, Wisconsin 53235.

Fantastic Foods, Inc. commonly has inventory worth in excess of $100,000 stored at its warehousing and distribution vendor, Distribution 2000, Inc., 505 Crossroads Parkway, Bolingbrook, IL 60440

Mt. Vikos, Inc.commonly has inventory worth in excess of $100,000 stored at its warehouse, East Coast Warehousing & Dist. Cor., 1140 Polaris Street, Elizabeth, NJ  07201

Exhibit M

Amended and Restated Exhibit M

EXHIBIT M

GUARANTEES

UNF has guaranteed the obligations of the ESOT under the Loan Agreement dated 11/1/88 between the ESOT and Norman Cloutier, Steven Townsend, Daniel Atwood and Theodore Cloutier; original principal amount of the Note issued under the Loan Agreement is $4,080,000.

UNF has guaranteed the obligations of Fantastic Foods, Inc. under the Contract Manufacturing and Packaging Agreement dated March 20, 2008 between Fantastic Foods, Inc. and Wixon, Inc.